UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 18, 2006

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

17851 N. 85th Street, Suite 300, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(480) 609-3330

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On September 18, 2006, we announced in a press release information concerning our home sales and closings during July and August 2006 as well as information concerning our backlog at August 31, 2006, possible asset write-downs and the Company’s earnings per share guidance for the remainder of 2006.  A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached as Exhibit 99.1.

ITEM 9.01.

(d)           Exhibits.

99.1         Press Release dated September 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2006

MERITAGE HOMES CORPORATION

/s/	Larry W. Seay
By:	Larry W. Seay
Executive Vice President and
Chief Financial Officer